EXHIBIT 99.2

            Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.
Funds From Operations (FFO)
	Year Ended December 31,
	2008		2007(1)		2006(1)

Net Income Applicable to Common Stock	$208,887		$197,295		$277,451

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	260,608		235,532		228,875
Deferred taxes and deferred investment tax credit	52,060		79,337		136,026
AFUDC(2) (Debt and Equity)	(67,968)		(57,776)		(35,345)
Reinstatement of deferred energy costs	-		-		(178,825)
Carrying charge on Lenzie plant	-		(16,080)		(33,440)
Reinstated interest on deferred energy	-		(11,076)		-
Gain on sale of investment	-		(1,369)		(62,927)
Other, net	100,482		71,543		53,561
Funds from Operations (Before Deferred Energy Costs)	554,069		497,406		385,376
Amortization of deferred energy costs, net of deferrals	2,717		309,587		127,495
Payment to terminating supplier	-		-		(65,368)
Proceeds from claim on terminating supplier	-		-		41,365
Adjusted Funds from Operations	$556,786		$806,993		$488,868

Long-term debt	$5,266,982		$4,137,864		$4,001,542
Current maturities of long-term debt	9,291		110,285		8,348
Total Debt	$5,276,273		$4,248,149		$4,009,890

Interest charges	$300,857		$279,788		$311,088
AFUDC(2) (Debt)	29,527		25,967		17,119
Adjusted Interest Expense	$330,384		$305,755		$328,207

Total Debt/Funds from operations	9.52	x	8.54	x	10.41	x
Total Debt/Adjusted FFO	9.48	x	5.26	x	8.20	x
Funds from Operations Interest Coverage	2.68	x	2.63	x	2.17	x
Adjusted Funds From Operations Interest Coverage	2.69	x	3.64	x	2.49	x
Common Shareholders' Equity	$3,131,186		$2,996,575		$2,622,297
Total Capitalization (including current maturities of long-term debt)	$8,407,459		$7,244,724		$6,632,187
Total Debt/Total Capitalization	62.76%		58.64%		60.46%

(1)  Certain financial statement line items of prior year’s information have been re-grouped or reclassified to conform with current year presentation.  The re-groupings or reclassifications have not affected previously reported results of operations or common shareholders’ equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company
Funds From Operations (FFO)
	Year Ended December 31,
	2008		2007(1)		2006(1)

Net Income	$151,431		$165,694		$224,540

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	171,080		152,139		141,585
Deferred taxes and deferred investment tax credit	45,039		56,868		107,392
AFUDC(2) (Debt and Equity)	(45,980)		(29,057)		(23,369)
Reinstatement of deferred energy costs	-		-		(178,825)
Carrying charge on Lenzie plant	-		(16,080)		(33,440)
Reinstated interest on deferred energy	-		(11,076)		-
Other, net	73,209		38,821		25,783
Funds from Operations (Before Deferred Energy Costs)	394,779		357,309		263,666
Amortization of deferred energy costs, net of deferrals	4,211		218,992		74,413
Payment to terminating supplier	-		-		(37,410)
Proceeds from claim on terminating supplier	-		-		26,391
Adjusted Funds from Operations	$398,990		$576,301		$327,060

Long-term debt	$3,385,106		$2,528,141		$2,380,139
Current maturities of long-term debt	8,691		8,642		5,948
Total Debt	$3,393,797		$2,536,783		$2,386,087

Interest charges	$186,822		$174,667		$176,612
AFUDC(2) (Debt)	20,063		13,196		11,614
Adjusted Interest Expense	$206,885		$187,863		$188,226

Total Debt/Funds from Operations	8.60	x	7.10	x	9.05	x
Total Debt/Adjusted FFO	8.51	x	4.40	x	7.30	x
Funds from Operations Interest Coverage	2.91	x	2.90	x	2.40	x
Adjusted Funds From Operations Interest Coverage	2.93	x	4.07	x	2.74	x
Common Shareholder's Equity	$2,627,567		$2,376,740		$2,172,198
Total Capitalization (including current maturities of long-term debt)	$6,021,364		$4,913,523		$4,558,285
Total Debt/Total Capitalization	56.36%		51.63%		52.35%

(1)  Certain financial statement line items of prior year’s information have been re-grouped or reclassified to conform with current year presentation.  The re-groupings or reclassifications have not affected previously reported results of operations or common shareholders’ equity.

(2)  Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company
Funds From Operations (FFO)
	Year Ended December 31,
	2008		2007(1)		2006(1)

Net Income	$90,582		$65,667		$57,709

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	89,528		83,393		87,279
Deferred taxes and deferred investment tax credit	24,598		(36,713)		(39,361)
AFUDC(2) (Debt and Equity)	(21,988)		(28,719)		(11,976)
Other, net	22,872		29,451		23,457
Funds from Operations (Before Deferred Energy Costs)	205,592		113,079		117,108
Amortization of deferred energy costs, net of deferrals	(1,494)		90,595		53,082
Payment to terminating supplier	-		-		(27,958)
Proceeds from claim on terminating supplier	-		-		14,974
Adjusted Funds from Operations	$204,098		$203,674		$157,206

Long-term debt	$1,395,987		$1,084,550		$1,070,858
Current maturities of long-term debt	600		101,643		2,400
Total Debt	$1,396,587		$1,186,193		$1,073,258

Interest charges	$72,712		$60,735		$71,506
AFUDC(2) (Debt)	9,464		12,771		5,505
Adjusted Interest Expense	$82,176		$73,506		$77,011

Total Debt/Funds from Operations	6.79	x	10.49	x	9.16	x
Total Debt/Adjusted FFO	6.84	x	5.82	x	6.83	x
Funds from Operations Interest Coverage	3.50	x	2.54	x	2.52	x
Adjusted Funds From Operations Interest Coverage	3.48	x	3.77	x	3.04	x
Common Shareholder's Equity	$877,961		$1,001,840		$884,737
Total Capitalization (including current maturities of long-term debt)	$2,274,548		$2,188,033		$1,957,995
Total Debt/Total Capitalization	61.40%		54.21%		54.81%

(1)  Certain financial statement line items of prior year’s information have been re-grouped or reclassified to conform with current year presentation.  The re-groupings or reclassifications have not affected previously reported results of operations or common shareholders’ equity.

(2)  Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.